Effective immediately, the sub-section entitled “Disclosure of Portfolio Holdings” under the sub-section entitled “Investment Adviser” under the main heading "Management of the Fund" is restated in its entirety as follows:

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is generally available to you by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com):

Information	Approximate Date of Posting To Web Site
Fund’s top 10 holdings as of each month’s end	• 14 days after month end
Fund’s full holdings as of each month’s end	• 24 days after month end

Holdings also include short positions, if any.  Top 10 holdings and full holdings are aggregated holdings including fund holdings and the holdings of the Subsidiary.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Effective immediately, the sub-heading entitled “Valuation” under the main heading "Other Information" is restated in its entirety as follows:

Valuation
The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund's assets are traded in other markets on days when the fund does not price its shares, the value of the fund's assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and MFS funds in which the fund invests and the Subsidiary are generally valued at their net asset value per share. Certain short term debt instruments are valued at amortized cost.

The fund’s Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the MFS funds' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board of Trustees. The Subsidiary has also adopted valuation policies and procedures that are materially the same as those approved by the fund’s Board of Trustees.  If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the fund’s Board of Trustees.

Under the MFS funds’ valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and  many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment.  The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Effective immediately, the sub-heading entitled “Tax Considerations” beneath the main heading "Other Information" is restated in its entirety as follows:

Tax Considerations
The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans or by shareholders that are not "U.S. persons" under the Internal Revenue Code of 1986, as amended.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when the fund has realized but not yet distributed

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MFS Commodity Strategy Fund

ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gains from the sale of investments that the fund owned for more than one year and that are properly reported by the fund as capital gain dividends will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. If some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly reported by the fund as derived from qualified dividend income are taxed to you at the reduced rates applicable to net capital gains.

The fund intends to limit its investments in commodity-linked derivatives, including in commodity-linked notes, and in the Subsidiary, in order to meet the income and diversification requirements for RIC qualification under the Code.  For example, in order to meet the diversification requirement, the fund may not invest more than 25% of the value of its total assets in the securities (other than those of the U.S. Government or other RICs) of any one issuer.  Therefore, the fund generally may not invest more than 25% of the value of its total assets in the Subsidiary.  If the fund were to fail to meet these requirements and were not eligible to or did not "cure" such failure by disposing of certain assets or paying a fund-level tax, the fund would incur a corporate-level income tax and fund shareholders could experience diminished returns.

The fund has received a ruling from the Internal Revenue Service (IRS) to the effect that income from the fund's investments in the Subsidiary is "qualifying income."  The IRS suspended the issuance of such rulings in 2011, and it is possible that the tax treatment of such income will change, including adversely, in the future.  All of the Subsidiary’s net income will be included in the fund’s income at the end of its tax year, whether or not distributed by the Subsidiary to the fund, and all such net income is expected to be treated as ordinary income. If the fund recognizes income from its investment in the Subsidiary in excess of actual distributions from the Subsidiary, it could be required to liquidate other investments in order to satisfy its distribution requirements. Net losses incurred by the Subsidiary during a tax year will not flow through to the fund and thus will not be available to offset income or capital gain generated from the fund’s other investments.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund and net capital gains recognized on the sale, redemption or exchange of shares of the fund paid to individuals, estates and trusts whose income exceeds certain threshold amounts.

The fund's investments in foreign securities may be subject to foreign withholding taxes, which will decrease the fund's return on those securities; you generally are not expected to be eligible to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return.

The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial intermediary to obtain information about available cost basis methods and cost basis elections for your account.

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